SUPPLEMENT DATED OCTOBER 23, 2020 TO THE
PROSPECTUS DATED SEPTEMBER 1, 2020, as may be supplemented,
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors ETF Trust (the “Trust”) regarding VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective January 29, 2021, J.P. Morgan Securities LLC will retain bonds in the J.P. Morgan GBI-EM Global Core Index (the "Emerging Markets Global Core Index") until six (6) months left to maturity. Currently bonds with fewer than 13 months left to maturity exit the Emerging Markets Global Core Index. Accordingly, effective January 29, 2021, the Fund’s disclosure is modified as follows:

The first paragraph of the “J.P. Morgan GBI-EM Global Core Index” section of the Prospectus is hereby deleted and replaced with the following:

The Emerging Markets Global Core Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Emerging Markets Global Core Index is designed to be investible and includes only those countries that are accessible by most of the international investor base. J.P. Morgan selects bonds from emerging market countries that are fixed-rate, domestic currency government bonds with greater than six (6) months to maturity.

Please retain this supplement for future reference.